Exhibit 10.4


                         AMENDMENT NO. 11 AND WAIVER TO
                           LOAN AND SECURITY AGREEMENT


     AMENDMENT NO. 11 AND WAIVER, dated as of December 27, 2001 (this "Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of September 30, 1998 (as amended by AMENDMENT NO. 1, dated as of September, 1999, AMENDMENT NO. 2 AND WAIVER, dated as of September, 1999, AMENDMENT NO. 3, dated as of December 13, 1999, AMENDMENT NO. 4, dated as of January 12, 2000, AMENDMENT NO. 5, dated as of March 24, 2000, AMENDMENT NO. 6, dated as of May 26, 2000, AMENDMENT NO. 7, dated as of July 17, 2000, AMENDMENT NO. 8 AND WAIVER, dated as of August 11, 2000, AMENDMENT NO. 9, dated as of March 30, 2001 and AMENDMENT NO. 10, dated as of June 30, 2001, as hereafter modified, amended and/or restated from time to time, the "Loan and Security Agreement"), between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill") and TEKINSIGHT SERVICES, INC., a Delaware corporation, as successor in interest to DATA SYSTEMS NETWORK CORPORATION, a Michigan corporation ("Borrower").


                                    Preamble

     Pursuant to the Loan and Security Agreement, Foothill established a revolving line of credit for the benefit of Borrower. Borrower has entered into
(i) the Agreement and Plan of Reorganization, dated as of April 25, 2001, as amended by the First Amendment to the Agreement and Plan of Reorganization, dated as of July 9, 2001, the Second Amendment to the Agreement and Plan of Reorganization, dated as of October 26, 2001, the Third Amendment to the Agreement and Plan of Reorganization, dated as of November 30, 2001 and the Fourth Amendment to the Agreement and Plan of Reorganization, dated as of December 27, 2001 (as so amended, the "Reorganization Agreement"), by and among DynCorp, a Delaware corporation ("DynCorp"), DynCorp Management Resources Inc., a Virginia corporation ("DynCorp Management"), TekInsight.Com, Inc., a Delaware corporation ("Parent"), and Borrower as assignee of Newport Acquisition Corp., a Delaware corporation ("Newport") and (ii) an Agreement and Plan of Merger, dated as of December 27, 2001 (the "Plan of Merger", together with the Reorganization Agreement, the "Merger Documents"), by and among DynCorp, DynCorp Management, Parent, and Borrower. Pursuant to the Merger Documents, DynCorp Management has agreed to merge with and into Borrower, with Borrower to continue as the surviving corporation (the "DynCorp Management Merger"). In connection with the DynCorp Management Merger, Borrower will change its name to "DynTek Services, Inc." Borrower has requested that Foothill consent to, and waive any Event of Default that would otherwise arise under, the Loan and Security Agreement solely by virtue of the consummation of the DynCorp Management Merger and such change in Borrower's name. Foothill is willing to consent to the DynCorp Management Merger and such corporate name change, subject to the terms and conditions set forth herein. Accordingly, Borrower and Foothill hereby agree as follows:

1. Definitions. All capitalized terms used herein which are defined in the Loan and Security Agreement and not otherwise defined herein are used herein as defined therein.

2.       Preamble.   The  preamble  to the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                  "THIS LOAN AND SECURITY AGREEMENT (this "Agreement"), is entered into as of September 30, 1998, between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), with a place of business located at One Boston Place, 18th Floor, Boston, Massachusetts 02108 and TEKINSIGHT SERVICES, INC., a Delaware corporation ("Borrower"), with its chief executive office located at 18881 Von Karman Avenue, Suite 250, Irvine, California 92612.

                           The parties agree as follows:"

3.       Changes to Definitions.
         ----------------------

     (a) The definition of the term "Borrower" in Section 1.1 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

      "'Borrower' has the meaning set forth in the preamble to this Agreement."

     (b) The definition of the term "New Borrower" in Section 1.1 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

      "'New Borrower' means TekInsight Services, Inc., a Delaware corporation and a wholly-owned Subsidiary of the Parent."

     (c) The definition of the term "Code" in Section 1.1 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "'Code' means the Uniform Commercial Code as in
                  effect from time to time in the State of New York (for purposes of clarification, any reference to a section of the Code shall mean any successor or replacement section thereof)."

4. Representations and Warranties. Section 5.7 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                           "5.7  Location of Chief Executive Office; FEIN;
                  Organizational Identification Number. The chief executive office of Borrower is located at the address indicated in the preamble to this Agreement and Borrower's FEIN is 38-2649874. Borrower's organizational identification number is 3048062."

5. Notice. The address for each of Foothill and Borrower in Section 13 of the Loan and Security Agreement is hereby amended in its entirety to read as follows:

                  "If to Borrower:    TEKINSIGHT SERVICES, INC.
                                      18881 Von Karman Avenue, Suite 250
                                      Irvine, California  92612
                                      Attn:  James Linesch
                                      Fax No.  (949) 955-0086

                  with copies to:     NIXON PEABODY LLP
                                      437 Madison Avenue
                                      New York, New York  10022-7001
                                      Attn:  Peter W. Rothberg, Esq.
                                      Fax No.  (212) 940-3111

                  If to Foothill:     FOOTHILL CAPITAL CORPORATION
                                      One Boston Place
                                      18th Floor
                                      Boston, Massachusetts  02108
                                      Attn:  Business Finance Division Manager
                                      Fax No.  (617) 523-5839

                  with copies to:     SCHULTE ROTH & ZABEL LLP
                                      919 Third Avenue
                                      New York, New York  10022
                                      Attn:  Frederic L. Ragucci, Esq.
                                      Fax No.  (212) 593-5955

6.       Waiver.
         ------

     (a) Pursuant to the request of Borrower and in accordance with Section 16.6 of the Loan and Security Agreement, Foothill hereby consents to, and waives any Event of Default that would otherwise arise under Section 8.2 of the Loan and Security Agreement by reason of, the following:

          (i) any noncompliance with (A) Section 7.3 of the Loan and Security Agreement (solely by reason of the execution, delivery and performance of the Merger Documents and the consummation of the DynCorp Management Merger), (B) Section 7.9 of the Loan and Security Agreement (solely by reason of the indirect Change of Control caused by the issuance of Class B Common Stock of Parent to DynCorp as consideration for the DynCorp Management Merger) or (C) Sections 7.13(a) and (c) of the Loan and Security Agreement (solely by reason of the execution, delivery and performance of the Merger Documents and the consummation of the DynCorp Management Merger); and

          (ii) any noncompliance with Section 7.5 of the Loan and Security Agreement solely by reason of Borrower changing its name to "DynTek Services, Inc."

     (b) Notwithstanding the foregoing, the waivers and consents set forth in paragraph (a)(i) above shall be automatically rescinded without any further action by Foothill, with the same effect as if such waivers and consents had not been granted, if the DynCorp Management Merger shall not be consummated by Monday, December 31, 2001.

     (c) This waiver and consent shall be effective only in the specific instances and for the specific purposes set forth herein and does not allow any other or further departure from the terms and conditions of the Loan and Security Agreement and other Loan Documents, which terms shall continue in full force and effect. Without limiting the generality of the foregoing, it is understood and agreed that nothing in this Amendment No. 11 and Waiver shall be deemed a waiver of any other Event of Default or Default, whether known or unknown by Foothill and whether now existing or hereafter arising.

7.       Conditions and Covenants.
         ------------------------

     (a) This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "Effective Date"):

          (i) The representations and warranties contained in this Amendment and in Section 5 of the Loan and Security Agreement and each other Loan Document shall be correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date); no Default or Event of Default shall have occurred and be continuing on the Effective Date or result from this Amendment becoming effective in accordance with its terms.

          (ii) Foothill shall have received two (2) counterparts of this Amendment, duly executed by Borrower and Parent.

          (iii) All legal matters incident to this Amendment shall be reasonably satisfactory to Foothill and its counsel.

          (iv) Foothill shall have received a UCC-3 amendment, duly executed by Borrower, substantially in the form of Exhibit A.

          (v) Foothill shall have received a copy of the resolutions adopted by the Board of Directors of Borrower and Parent, each certified by an appropriate officer thereof, authorizing the execution, delivery and performance by Borrower and Parent, as applicable, of the Merger Documents and of the other documents to be delivered in connection therewith.

          (vi) Foothill shall have received a letter from Citicorp USA, Inc. authorizing the filing of the UCC-3 termination statements for all UCC-1 financing statements filed by any Person and covering any portion of the Collateral and any other agreements, instruments, approvals, and other documents as may be necessary or desirable or that Foothill may reasonably request in order to perfect and preserve the security interest purported to be created by the Loan and Security Agreement and evidence reasonably satisfactory to it that there does not exist any liens, security interests, charges or other encumbrances on the assets or stock of DynCorp Management, including, without limitation, a copy of the Release Agreement, dated as of December 27, 2001, duly executed by Citicorp USA, Inc. and DynCorp Management.

          (vii) Foothill shall have received duly executed copies of the Merger Documents, which shall be in form and substance reasonably satisfactory to Foothill.

          (viii) Foothill shall have received a nonrefundable fee of $10,000 in consideration of the execution and delivery by Foothill of this Amendment.

     (b) Borrower covenants to provide the following to Foothill:

          (i) Within three Business Days after the filing thereof, (i) a change of name certificate, if any, filed with the Delaware Secretary of State and
     (ii) a copy of the charter of Borrower, together with all amendments thereto, in each case certified by an appropriate official of the State of Delaware and indicating that the name of the Borrower has been changed to "DynTek Services, Inc."

          (ii) Immediately upon the Borrower's change of name from "TekInsight Services, Inc." to "DynTek Services, Inc.", an acknowledgement and consent in the form of Exhibit B attached hereto, duly executed by the Borrower.

          (iii) Within three Business Days after the DynCorp Management Merger, a copy of the amended and restated charter of Parent, together with all amendments thereto, certified by an appropriate official of the State of Delaware and indicating that the name of Parent has been changed to "DynTek, Inc."

          (iv)   Immediately   upon   the   Parent's   change   of   name   from
     "TekInsight.Com, Inc." to "DynTek, Inc.", an acknowledgement and consent in the form of Exhibit C attached hereto, duly executed by the Parent.

          (v) Within three Business Days after the DynCorp Management Merger, a copy of the Certificate of Merger with respect to the DynCorp Management Merger, certified by an appropriate official of the State of Delaware.

          (vi) Such other agreements, instruments, approvals, opinions and other documents, each reasonably satisfactory to Foothill in form and substance, as Foothill may reasonably request.

     (c) Borrower agrees to cause Parent to raise at least $3,000,000 in equity no later than 30 days after the consummation of the Dyncorp Management Merger.

     (d) Borrower agrees not to amend, restate, supplement or otherwise modify the Merger Documents.

     (e) The covenants set forth in Section 7(b), 7(c) and 7(d) above shall constitute covenants of the Loan and Security Agreement and the failure to perform any of such covenants shall constitute an Event of Default under the Loan and Security Agreement.

8. Representations and Warranties. Borrower hereby represents and warrants to Foothill as follows:

     (a) Borrower (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has all requisite corporate power, authority and legal right to execute, deliver and perform this Amendment, and to perform the Loan and Security Agreement, as amended hereby.

     (b) The execution, delivery and performance of this Amendment by Borrower, and the performance by Borrower of the Loan and Security Agreement, as amended hereby (i) have been duly authorized by all necessary corporate action, (ii) do not and will not contravene its charter or by-laws or any applicable law, and
(iii) except as provided in the Loan Documents, do not and will not result in the creation of any Lien upon or with respect to any of its respective properties.

     (c) This Amendment and the Loan and Security Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with its terms.

     (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other Person is required in connection with the due execution, delivery and performance by Borrower of this Amendment and the performance by Borrower of the Loan and Security Agreement, as amended hereby.

     (e) The representations and warranties contained in Section 5 of the Loan and Security Agreement and each other Loan Document are correct on and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date) and no Default or Event of Default has occurred and is continuing on and as of the Effective Date or will result from this Amendment becoming effective in accordance with its terms.

     (f) After the Borrower's change of name, (i) there shall be no change in the Borrower's FEIN, organizational identification number, jurisdiction of incorporation, corporate structure or legal identity other than the Borrower's change of name to "DynTek Services, Inc." and (ii) any and all references to the term "Borrower" in any Loan Document shall refer to "DynTek Services, Inc."

     (g) After the Parent's change of name or consummation of the DynCorp Management Merger and the transactions related thereto, (i) there shall be no change in the Borrower's or the Parent's FEIN, organizational identification number, jurisdiction of incorporation, corporate structure or legal identity other than the Borrower's change of name to "DynTek Services, Inc." and the Parent's change of name to "DynTek, Inc." and (ii) any and all references to the terms "Borrower" and "Parent" in any Loan Document shall refer to "DynTek Services, Inc." and to "DynTek, Inc.", respectively.

9. Continued Effectiveness of the Loan and Security Agreement and Loan Documents. Borrower hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date of this Amendment all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security
Agreement shall mean the Loan and Security Agreement as amended by this Amendment, (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant a security interest in or Lien on, any collateral as security for the obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects, and
(iii) confirms that Foothill is authorized, at its option, without prior notice to Borrower, to charge any fees payable by Borrower pursuant to Section 7(a)(v) of this Amendment to Borrower's Loan Account.

10.      Miscellaneous.
         -------------

     (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment.

     (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

     (d) Borrower will pay on demand all reasonable fees, costs and expenses of Foothill in connection with the preparation, execution and delivery of this Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Foothill.

     (e) Borrower hereby acknowledges that the Final Installment (as defined in Amendment No. 9 to Loan and Security Agreement) of the Accommodation Fee (as defined in Amendment No. 9 to Loan and Security Agreement) shall be payable on March 31, 2002 unless waived by Foothill in Foothill's sole discretion in accordance with the terms of Amendment No. 9 to Loan and Security Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

                                     TEKINSIGHT SERVICES, INC.,
                                     a Delaware corporation


                                     By: /s/ James Linesch
                                        ----------------------------------------
                                     Name:James Linesch
                                     Title:Chief Financial Officer



                                     FOOTHILL CAPITAL CORPORATION,
                                     a California corporation


                                     By: /s/ Michael P. McGinn
                                        ----------------------------------------
                                     Name: Michael P. McGinn
                                     Title:Vice President


Acknowledged and Agreed upon
as of this 27 day of December, 2001

TEKINSIGHT.COM, INC.
a Delaware corporation, as Guarantor


By:   /s/James Linesch
     -------------------------------------
Name:    James Linesch
Title:   Chief Financial Officer

                                    EXHIBIT A

                             FORM OF UCC-3 AMENDMENT

                                  FLORIDA UCC-3

                                    EXHIBIT B

                       FORM OF ACKNOWLEDGEMENT OF BORROWER

                           ACKNOWLEDGEMENT AND CONSENT

     Reference is hereby made to the Loan and Security Agreement, dated as of September 30, 1998 (as amended by Amendment No. 1, dated as of September, 1999, Amendment No. 2 and Waiver, dated as of September, 1999, Amendment No. 3, dated as of December 13, 1999, Amendment No. 4, dated as of January 12, 2000, Amendment No. 5, dated as of March 24, 2000, Amendment No. 6, dated as of May 26, 2000, Amendment No. 7, dated as of July 17, 2000, Amendment No. 8 and Waiver, dated as of August 11, 2000, Amendment No. 9, dated as of March 30, 2001, Amendment No. 10, dated as of June 30, 2001 and Amendment No. 11 and Waiver, dated as of December 27, 2001 (the "Eleventh Amendment") (as hereafter modified, amended and/or restated from time to time, the "Loan Agreement and
Security Agreement"), among Foothill Capital Corporation, a California corporation ("Foothill") and TekInsight Services, Inc., a Delaware corporation, as successor in interest to Data Systems Network Corporation, a Michigan corporation ("Borrower"). All terms used herein which are defined in the Loan and Security Agreement have the same meanings herein as set forth in the Loan and Security Agreement.

     The undersigned hereby confirms and agrees that notwithstanding the undersigned's name change from "TekInsight Services, Inc." to "DynTek Services, Inc." (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date (as defined in the Eleventh Amendment) all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by the First through Eleventh Amendments, inclusive, (b) any references to the terms "Borrower" and "Parent" shall refer to "DynTek Services, Inc." and to "DynTek, Inc.", respectively, and (c) to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant to Foothill a security interest in or Lien on, any collateral as security for the Obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

     This Acknowledgement and Consent shall be construed under and governed by the laws of the State of New York. Delivery of an executed counterpart of this Acknowledgement and Consent by telefacsimile shall be equally effective as delivery of a manually executed counterpart.

Dated: as of December 27, 2001

                                                DYNTEK SERVICES, INC.

                                                By:/s/ James Linesch
                                                   -----------------------------
                                                   Name:James Linesch
                                                   Title:Chief Financial Officer

                                    EXHIBIT C

                        FORM OF ACKNOWLEDGEMENT OF PARENT

                           ACKNOWLEDGEMENT AND CONSENT

     Reference is hereby made to the Loan and Security Agreement, dated as of September 30, 1998 (as amended by Amendment No. 1, dated as of September, 1999, Amendment No. 2 and Waiver, dated as of September, 1999, Amendment No. 3, dated as of December 13, 1999, Amendment No. 4, dated as of January 12, 2000, Amendment No. 5, dated as of March 24, 2000, Amendment No. 6, dated as of May 26, 2000, Amendment No. 7, dated as of July 17, 2000, Amendment No. 8 and Waiver, dated as of August 11, 2000, Amendment No. 9, dated as of March 30, 2001, Amendment No. 10, dated as of June 30, 2001 and Amendment No. 11 and Waiver, dated as of December 27, 2001 (the "Eleventh Amendment") (as hereafter modified, amended and/or restated from time to time, the "Loan Agreement and
Security Agreement"), among Foothill Capital Corporation, a California corporation ("Foothill") and TekInsight Services, Inc., a Delaware corporation, as successor in interest to Data Systems Network Corporation, a Michigan corporation ("Borrower"). All terms used herein which are defined in the Loan and Security Agreement have the same meanings herein as set forth in the Loan and Security Agreement.

     The undersigned is a party to the Guaranty in which the undersigned unconditionally guarantees the prompt payment by Borrower, as and when due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), of all amounts, at any time arising, in respect of the Loan and Security Agreement or any other Loan Document.


     The undersigned hereby confirms and agrees that notwithstanding the undersigned's name change from "TekInsight.Com, Inc." to "DynTek, Inc." (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date (as defined in the Eleventh Amendment) all references in any such Loan Document to "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan and Security Agreement shall mean the Loan and Security Agreement as amended by the First through Eleventh Amendments, inclusive, (b) any references to the terms "Borrower" and "Parent" shall refer to "DynTek Services, Inc." and to "DynTek, Inc.", respectively, and (c) to the extent that any such Loan Document purports to assign or pledge to Foothill, or to grant to Foothill a security interest in or Lien on, any collateral as security for the Obligations of Borrower from time to time existing in respect of the Loan and Security Agreement and the Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

     This Acknowledgement and Consent shall be construed under and governed by the laws of the State of New York. Delivery of an executed counterpart of this Acknowledgement and Consent by telefacsimile shall be equally effective as delivery of a manually executed counterpart.

Dated: as of December 27, 2001

                                  DYNTEK, INC.

                                  By:/s/James Linesch
                                     ---------------------
                                  Name:James Linesch
                                  Title: Chief Financial Officer